                                                                     Exhibit 4.3

                               USA NETWORKS, INC.
                                    USANi LLC

                    $500,000,000 6 3/4% Senior Notes due 2005



                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                                                               November 23, 1998

CHASE SECURITIES INC.
BEAR, STEARNS & CO. INC.
BNY CAPITAL MARKETS, INC.
NATIONSBANK MONTGOMERY SECURITIES LLC
c/o Chase Securities Inc.
270 Park Avenue, 8th floor
New York, New York  10017


Ladies and Gentlemen:

            USA Networks, Inc. a Delaware corporation ("USAi"), and USANi LLC, a limited liability company organized under the laws of the state of Delaware ("USANi LLC", and together with USAi, the "Issuers"), propose to issue and sell, Home Shopping Network, Inc., a Delaware corporation ("Home Shopping"), Ticketmaster Group, Inc., an Illinois corporation ("Ticketmaster"), USA Broadcasting, Inc., a Delaware corporation ("Broadcasting" and, together with Home Shopping and Ticketmaster, the "Significant Guarantors") and each direct or indirect Subsidiary of the Company and USAi listed on Schedule 1 hereto and any other Person that becomes an Existing Credit Agreement Guarantor (collectively, the "Guarantors") propose to unconditionally guarantee (the "Guarantees") and Chase Securities Inc., Bear, Stearns & Co. Inc., BNY Capital Markets, Inc. and Nationsbank Montgomery Securities LLC (collectively, the "Initial Purchasers"), propose to buy, upon the terms and subject to the conditions set forth in a purchase agreement dated November 18, 1998 (the "Purchase Agreement"), $500,000,000 aggregate principal amount of their joint and several 6 3/4% Senior Notes due 2005 (the "Notes" and, together with the Guarantees, the "Securities"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement.

            As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchasers thereunder, the Issuers and the Guarantors agree with the Initial Purchasers, for the benefit of the holders (including the Initial Purchasers) of the Securities and the Exchange Securities (as defined herein) (collectively, the "Holders"), as follows:

1. Registered Exchange Offer. The Issuers and the Guarantors shall (i) prepare and, not later than 120 days following the date of original issuance of the Securities (the "Issue Date"), file with the Commission a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act with respect to a proposed offer to the Holders of the Securities (the "Registered Exchange Offer") to issue and

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deliver to such Holders, in exchange for each series of Notes and the related
Guarantees, a like aggregate principal amount of debt securities of such series of the Issuers (collectively, the "Exchange Notes") and the related guarantees of each such series of Exchange Notes by the Guarantors (the "Exchange Guarantees" and, together with the Exchange Notes, the "Exchange Securities") that are identical in all material respects to the Securities, except for the transfer restrictions relating to the Notes, (ii) use their respective reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act no later than 150 days after the Issue Date and the Registered Exchange Offer to be consummated no later than 180 days after the Issue Date and (iii) keep the Exchange Offer Registration Statement effective for not less than 20 business days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders (such period being called the "Exchange Offer Registration Period"). The Exchange Securities will be issued under the Indenture or an indenture (the "Exchange Securities Indenture") among the Issuers, the Guarantors and the Trustee or such other bank or trust company that is reasonably satisfactory to the Initial Purchasers, as trustee (the "Exchange Securities Trustee"), such indenture to be identical in all material respects to the Indenture, except for the transfer restrictions relating to the Securities (as described above).

            The Issuers and the Guarantors shall commence the Registered Exchange Offer as soon as practicable after the effectiveness of the Exchange Offer Registration Statement, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for Exchange Securities (assuming that such Holder (a) is not an affiliate of the Issuers or the Guarantors or an Exchanging Dealer (as defined herein) not complying with the requirements of the next sentence, (b) acquires the Exchange Securities in the ordinary course of such Holder's business and (c) has no arrangements or understandings with any person to participate in the distribution of the Exchange Securities) and to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States. The Issuers, the Guarantors, the Initial Purchasers and each Exchanging Dealer acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, each Holder that is a broker-dealer electing to exchange Securities, acquired for its own account as a result of market-making activities or other trading activities, for Exchange Securities (an "Exchanging Dealer"), is required to deliver a prospectus containing substantially the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer.


            In connection with the Registered Exchange Offer, the Issuers and the Guarantors shall:

            (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;
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            (b) keep the Registered Exchange Offer open for not less than 20 business days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders;

            (c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York which may be the Trustee or an affiliate of the Trustee;

            (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York City time, on the last business day on which the Registered Exchange Offer shall remain open; and

            (e) otherwise comply with all laws that are applicable to the Registered Exchange Offer.

            As soon as practicable after the close of the Registered Exchange Offer the Issuers and the Guarantors shall:

            (a) accept for exchange all Securities tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

            (b) deliver to the Trustee for cancellation all Securities so accepted for exchange; and

            (c) cause the Trustee or the Exchange Securities Trustee, as the case may be, promptly to authenticate and deliver to each Holder, Exchange Securities of the applicable series equal in principal amount to the Securities of such series of such Holder so accepted for exchange.

            The Issuers and the Guarantors shall use their respective reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein in order to permit such prospectus to be used by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers have sold all Exchange Securities held by them and (ii) the Issuers and the Guarantors shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 90 days after the consummation of the Registered Exchange Offer.

            The Indenture or the Exchange Securities Indenture, as the case may be, shall provide that the Securities and the Exchange Securities of each series shall vote and consent together on all matters as one class and that none of the Securities or the Exchange Securities of a series will have the right to vote or consent as a separate class on any matter.

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            Interest on each Exchange Security of a series issued pursuant to the Registered Exchange Offer will accrue from the last interest payment date on which interest was paid on the Securities of such series surrendered in exchange therefor or, if no interest has been paid on the Securities of such series, from the Issue Date.

            Each Holder participating in the Registered Exchange Offer shall be required to represent to the Issuers and the Guarantors that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business,
(ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an affiliate of the Issuers or the Guarantors or, if it is such an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities and (v) if such Holder is a broker-dealer, that it will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.

            Notwithstanding any other provisions hereof, the Issuers and the Guarantors will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not, as of the consummation of the Registered Exchange Offer, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

2. Shelf Registration. If (i) because of any change in law or applicable interpretations thereof by the Commission's staff the Issuers and the Guarantors are not permitted to effect the Registered Exchange Offer as contemplated by
Section 1 hereof, or (ii) for any other reason the Registered Exchange Offer is not consummated within 180 days after the Issue Date, or (iii) any Initial Purchaser so requests with respect to Securities not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer and held by it following the consummation of the Registered Exchange Offer, or (iv) any applicable law or interpretations do not permit any Holder to participate in the Registered Exchange Offer, or (v) any Holder that participates in the Registered Exchange Offer does not receive freely transferable Exchange Securities in exchange for tendered Securities, or (vi) the Issuers so elect, then the following provisions shall apply:

            (a) The Issuers and the Guarantors shall use their respective reasonable best efforts to file as promptly as practicable (but in no event more than 45 days after so required or
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requested pursuant to this Section 2) with the Commission, and thereafter shall use their respective reasonable best efforts to cause to be declared effective, a shelf registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined herein) by the Holders thereof from time to time in accordance with the methods of distribution set forth in such registration statement (hereafter, a "Shelf Registration Statement" and, together with any Exchange Offer Registration Statement, a "Registration Statement"); provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

            (b) The Issuers and the Guarantors shall use their respective reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be used by Holders of Transfer Restricted Securities for a period of two years from the Issue Date or such shorter period that will terminate when all the Transfer Restricted Securities covered by the Shelf Registration Statement have been sold pursuant thereto or are no longer restricted securities (as defined in Rule 144 under the Securities Act, or any successor rule thereof) (in any such case, such period being called the "Shelf Registration Period"). The Issuers and the Guarantors shall be deemed not to have used their respective reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Transfer Restricted Securities covered thereby not being able to offer and sell such Transfer Restricted Securities during that period, unless such action is required by applicable law.

            (c) Notwithstanding any other provisions hereof, the Issuers and the Guarantors will ensure that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Shelf Registration Statement and any amendment thereto (in either case, other than with respect to information included therein in reliance upon or in conformity with written information furnished to the Issuers and the Guarantors by or on behalf of any Holder specifically for use therein (the "Holders' Information")) does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus (in either case, other than with respect to Holders' Information), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (d) Notwithstanding anything to the contrary set forth in this Agreement, if the Company is required to file a Shelf Registration Statement pursuant to this Section 2, the Company may postpone or suspend the filing or effectiveness of such Shelf Registration Statement (or any amendment or supplements thereto) (the "Suspension Period") (i) if such action is required by applicable law or (ii) for up to an aggregate of 60 days (but for not more than 30 consecutive days) during any consecutive 365 day period, if such action is taken by the Company in good faith and for valid business reasons (not including the avoidance of the Company's obligations hereunder), including the premature disclosure of material nonpublic information which, if disclosed at such time, would be materially harmful to the interests of the
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                                       6


Company and it shareholders, so long as the Company promptly thereafter complies with the requirements of this Section 2; provided that, in the case of (i) and
(ii), the Shelf Registration Period shall be extended by the length of the Suspension Period. This Section 2(d) shall not affect the Company's obligations, if any, to pay Additional Interest pursuant to Section 3 of this Agreement.

3. Additional Interest. (a) The parties hereto agree that the Holders of Transfer Restricted Securities will suffer damages if the Issuers or the Guarantors fail to fulfill their obligations under Section 1 or Section 2, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, if (i) the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, is not filed with the Commission on or prior to 120 days after the Issue Date (or in the case of a Shelf Registration Statement required to be filed in response to change in law or the applicable interpretations of Commission's staff, if later, within 45 days after publication of the change in law or interpretation), (ii) the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, is not declared effective within 150 days after the Issue Date (or in the case of a Shelf Registration Statement required to be filed in response to a change in law or the applicable interpretations of Commission's staff, if later, within 45 days after publication of the change in law or interpretation), (iii) the Registered Exchange Offer is not consummated on or prior to 180 days after the Issue Date, or (iv) the Shelf Registration Statement is filed and declared effective within 150 days after the Issue Date (or in the case of a Shelf Registration Statement required to be filed in response to a change in law or the applicable interpretations of Commission's staff, if later, within 45 days after publication of the change in law or interpretation) but shall thereafter cease to be effective (at any time that the Issuers are obligated to maintain the effectiveness thereof) without being succeeded within 90 days by an additional Registration Statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), additional cash interest ("Additional Interest") will accrue on the Notes at the rate of 0.25% per annum from and including the date on which any such Registration Default shall occur to but excluding the date on which (i) the applicable Registration Statement is filed, (ii) the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, is declared effective, (iii) the Registered Exchange Offer is consummated or (iv) the Shelf Registration Statement again becomes effective, as the case may be. Following the cure of all Registration Defaults, the accrual of Additional Interest will cease. As used herein, the term "Transfer Restricted Securities" means (i) each Security until the date on which such Security has been exchanged for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) each Security until the date on which it has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) each Security until the date on which it is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act. Notwithstanding anything to the contrary in this Section 3(a), the Issuers and the Guarantors shall not be required to pay Additional Interest to a Holder of Transfer Restricted Securities if such Holder failed to comply with its obligations to make the representations set forth in the second to last paragraph of Section 1 or failed to provide the information required to be provided by it, if any, pursuant to
Section 4(n). The Company shall have no obligation to pay additional Additional Interest in respect of any subsequent Registration Default so long as the Company continues to accrue Additional Interest with respect to an earlier Registration Default.
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            (b) The Issuers and the Guarantors shall notify the Trustee and the
Paying Agent under the Indenture immediately upon the happening of each and every Registration Default. The Issuers and the Guarantors shall pay the Additional Interest due on the Transfer Restricted Securities by depositing with the Paying Agent (which may not be the Company for these purposes), in trust, for the benefit of the Holders thereof, prior to 10:00 a.m., New York City time, on the next interest payment date specified by the Indenture and the Securities, sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each interest payment date specified by the Indenture and the Securities to the record holder entitled to receive the interest payment to be made on such date. Each obligation to pay Additional Interest shall be deemed to accrue from and including the date of the applicable Registration Default.

            (c) The parties hereto agree that the Additional Interest provided for in this Section 3 constitutes a reasonable estimate of and is intended to constitute the sole damages that will be suffered by Holders of Transfer Restricted Securities by reason of the failure of (i) the Shelf Registration Statement or the Exchange Offer Registration Statement to be filed, (ii) the Shelf Registration Statement to be declared effective, (iii) the Shelf Registration Statement to again become effective or (iv) the Exchange Offer Registration Statement to be declared effective and the Registered Exchange Offer to be consummated, in each case to the extent required by this Agreement.

4. Registration Procedures. In connection with any Registration Statement, the following provisions shall apply:

            (a) The Issuers and the Guarantors shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and shall use their reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as any Initial Purchaser may reasonably propose on a timely basis; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; and (iii) if requested by any Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement.

            (b) The Issuers and the Guarantors shall advise each Initial Purchaser, each Exchanging Dealer and the Holders (if applicable) and, if requested by any such person, confirm such advice in writing (which advice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

            (i) when any Registration Statement and any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;
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            (ii) of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

            (iii) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose;

            (iv) of the receipt by the Issuers of any notification with respect to the suspension of the qualification of the Securities or the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

             (v) of the happening of any event that requires the making of any changes in any Registration Statement or the prospectus included therein in order that the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            (c) The Issuers and the Guarantors will make every reasonable effort to obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of any Registration Statement.

            (d) The Issuers and the Guarantors will furnish to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, at least one conformed copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

            (e) The Issuers and the Guarantors will, during the Shelf Registration Period, promptly deliver to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Issuers and the Guarantors consent to the use of such prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities in connection with the offer and sale of the Transfer Restricted Securities covered by such prospectus or any amendment or supplement thereto.

            (f) The Issuers and the Guarantors will furnish to each Initial Purchaser and each Exchanging Dealer, and to any other Holder who so requests, without charge, at least one conformed copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any Initial Purchaser or Exchanging Dealer or any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

            (g) The Issuers and the Guarantors will, during the Exchange Offer Registration Period or the Shelf Registration Period, as applicable, promptly deliver to each Initial Purchaser, each Exchanging Dealer and such other persons that are required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement or the Shelf Registration Statement and any amendment or supplement thereto as such Initial Purchaser, Exchanging Dealer or other persons may reasonably request; and the Issuers and the Guarantors consent to the use of such prospectus or any amendment or supplement thereto by any such Initial Purchaser, Exchanging Dealer or other persons, as applicable, as aforesaid.

            (h) Prior to the effective date of any Registration Statement, the Issuers and the Guarantors will use their respective reasonable best efforts to register or qualify, or cooperate with the Holders of Securities or Exchange Securities included therein and their respective counsel in connection with the registration or qualification of, such Securities or Exchange Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities or Exchange Securities covered by such Registration Statement; provided that the Issuers and the Guarantors will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

            (i) The Issuers and the Guarantors will cooperate with the Holders of Securities or Exchange Securities to facilitate the timely preparation and delivery of certificates representing Securities or Exchange Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders thereof may request in writing prior to sales of Securities or Exchange Securities pursuant to such Registration Statement.

            (j) If any event contemplated by Section 4(b)(ii) through (v) occurs during the period for which the Issuers and the Guarantors are required to maintain an effective Registration Statement, the Issuers and the Guarantors will promptly prepare and file with the Commission a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Securities or Exchange Securities from a Holder, the prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (k) Not later than the effective date of the applicable Registration Statement, the Issuers and the Guarantors will provide a CUSIP number for the Securities and the Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Securities or the Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

            (l) The Issuers and the Guarantors will comply with all applicable rules and regulations of the Commission and will make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earning statement satisfying the provisions of Section 11(a) of the Securities Act; provided that in no event shall such earning statement be delivered later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Issuers' or the Guarantors' first fiscal quarter commencing after the effective date of the applicable Registration Statement, which statement shall cover such 12-month period.

            (m) The Issuers and the Guarantors will cause the Indenture or the Exchange Securities Indenture, as the case may be, to be qualified under the Trust Indenture Act as required by applicable law in a timely manner.

            (n) The Issuers and the Guarantors may require each Holder of Transfer Restricted Securities to be registered pursuant to any Shelf Registration Statement to furnish to the Issuers and the Guarantors such information concerning the Holder and the distribution of such Transfer Restricted Securities as the Issuers and the Guarantors may from time to time reasonably require for inclusion in such Shelf Registration Statement, and the Issuers and the Guarantors may exclude from such registration the Transfer Restricted Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

            (o) In the case of a Shelf Registration Statement, each Holder of Transfer Restricted Securities to be registered pursuant thereto agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Issuers or the Guarantors pursuant to Section 4(b)(ii) through
(v), such Holder will discontinue disposition of such Transfer Restricted Securities until such Holder's receipt of copies of the supplemental or amended prospectus contemplated by Section 4(j) or until advised in writing (the "Advice") by the Issuers and the Guarantors that the use of the applicable prospectus may be resumed. If the Issuers or the Guarantors shall give any notice under Section 4(b)(ii) through (v) during the period that the Issuers and the Guarantors are required to maintain an effective Registration Statement (the "Effectiveness Period"), such Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Securities covered by such Registration Statement shall have received (x) the copies of the supplemental or amended prospectus contemplated by Section 4(j) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

            (p) In the case of a Shelf Registration Statement, the Issuers and the Guarantors shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as Holders of a majority in aggregate principal amount of the Securities and Exchange Securities being sold or the managing underwriters (if any) shall reasonably request in order to facilitate any disposition of Securities or Exchange Securities pursuant to such Shelf Registration Statement.

            (q) In the case of a Shelf Registration Statement, the Issuers and the Guarantors shall (subject to entering into customary confidentiality agreements) (i) make reasonably available for inspection by a representative of, and Special Counsel (as defined below) acting for, Holders of a majority in aggregate principal amount of the Securities and Exchange Securities being sold and any underwriter participating in any disposition of Securities or Exchange Securities pursuant to such Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Issuers and the Guarantors and their respective subsidiaries and (ii) use their reasonable best efforts to have their respective officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative, Special Counsel or any such underwriter (an "Inspector") in connection with such Shelf Registration Statement.

            (r) In the case of a Shelf Registration Statement, the Issuers and the Guarantors shall, if requested by Holders of a majority in aggregate principal amount of the Securities and Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) in connection with such Shelf Registration Statement, use their reasonable best efforts to cause (i) their counsel to deliver an opinion relating to the Shelf Registration Statement and the Securities or Exchange Securities, as applicable, in customary form,
(ii) their officers to execute and deliver all customary documents and certificates requested by Holders of a majority in aggregate principal amount of the Securities and Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) and (iii) their independent public accountants to provide a comfort letter in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

5. Registration Expenses. The Issuers and the Guarantors will bear all expenses incurred in connection with the performance of their respective obligations under Sections 1, 2, 3 and 4 and the Issuers and the Guarantors will reimburse the Initial Purchasers and the Holders for the reasonable fees and disbursements of one firm of attorneys (in addition to any local counsel) chosen by the Holders of a majority in aggregate principal amount of the Securities and the Exchange Securities to be sold pursuant to each Registration Statement (the "Special Counsel") acting for the Initial Purchasers or Holders in connection therewith.

6. Indemnification. (a) In the event of a Shelf Registration Statement or in connection with any prospectus delivery pursuant to an Exchange Offer Registration Statement by an Initial Purchaser or Exchanging Dealer, as applicable, each of the Issuers and each Significant Guarantor shall, jointly and severally, indemnify and hold harmless each Holder (including, without limitation, any such Initial Purchaser or Exchanging Dealer), its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6(a) and Section 7 as a Holder) from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of Securities or Exchange Securities), to which that Holder may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Holder promptly upon demand for any legal or other expenses reasonably incurred by that Holder in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Issuers nor the Significant Guarantors shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Holders' Information; and provided, further, that with respect to any such untrue statement in or omission from any related preliminary prospectus, the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of any Holder from whom the person asserting any such loss, claim, damage, liability or action received Securities or Exchange Securities to the extent that such loss, claim, damage, liability or action of or with respect to such Holder results from the fact that both (A) a copy of the final prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Securities or Exchange Securities to such person and (B) the untrue statement in or omission from the related preliminary prospectus was corrected in the final prospectus unless, in either case, such failure to deliver the final prospectus was a result of non-compliance by the Issuers or the Guarantors with Section 4(d), 4(e), 4(f) or 4(g).

            (b) In the event of a Shelf Registration Statement, each Holder shall indemnify and hold harmless each of the Issuers and each Significant Guarantor, their respective affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls either of the Issuers or any Guarantor within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6(b) and Section 7 as the Company Indemnified Parties), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company Indemnified Parties may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Holders' Information furnished to the Issuers and the Guarantors by such Holder, and shall reimburse the Company Indemnified Parties for any legal or other expenses reasonably incurred by the Company Indemnified Parties in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that no such Holder shall be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Securities or Exchange Securities pursuant to such Shelf Registration Statement.

            (c) Promptly after receipt by an indemnified party under this
Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 6(a) or 6(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this
Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than the reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 6(a) and 6(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

7. Contribution. If the indemnification provided for in Section 6 is unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Issuers and the Guarantors from the offering and sale of the Securities, on the one hand, and a Holder with respect to the sale by such Holder of Securities or

Exchange Securities, on the other, or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers and the Guarantors on the one hand and such Holder on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the Guarantors on the one hand and a Holder on the other with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by or on behalf of the Issuers and the Guarantors as set forth in the table on the cover of the Offering Memorandum, on the one hand, bear to the total proceeds received by such Holder with respect to its sale of Securities or Exchange Securities, on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Issuers and the Guarantors or information supplied by the Issuers and the Guarantors on the one hand or to any Holders' Information supplied by such Holder on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7 shall be deemed to include, for purposes of this Section 7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 7, an indemnifying party that is a Holder of Securities or Exchange Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such indemnifying party to any purchaser exceeds the amount of any damages which such indemnifying party has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

8. Rules 144 and 144A. The Issuers and the Guarantors shall use their respective reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Issuers and the Guarantors are not required to file such reports, they will, upon the written request of any Holder of Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of such Holder's securities pursuant to Rules 144 and 144A. The Issuers and the Guarantors covenant that they will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the written request of any Holder of Transfer Restricted Securities, the Issuers and the Guarantors shall deliver to such Holder a written statement as to whether they have complied with such requirements. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Issuers and the Guarantors to register any of their securities pursuant to the Exchange Act nor shall they be deemed to require any Guarantor to file reports with the Commission or make public any information that it would not be required by law to file or make available.

9. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities included in such offering, subject to the consent of the Issuers and the Guarantors (which shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts in connection therewith.

            No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

1. Miscellaneous. (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuers and the Guarantors have obtained the written consent of Holders of a majority in aggregate principal amount of the Securities and the Exchange Securities, taken as a single class. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities or Exchange Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate principal amount of the Securities and the Exchange Securities being sold by such Holders pursuant to such Registration Statement.

            (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier or air courier guaranteeing next-day delivery:

         (i) if to a Holder, at the most current address given by such Holder to the Issuers in accordance with the provisions of this Section 10(b), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to Chase Securities Inc., Bear, Stearns & Co. Inc., BNY Capital Markets, Inc., and Nationsbanc Montgomery Securities LLC at its address set forth on Annex E hereto;

         (ii) if to an Initial Purchaser, initially at its address set forth in the Purchase Agreement; and

         (iii) if to the Issuers or the Guarantors, initially at the address of the Issuers and the Guarantors set forth in the Purchase Agreement.

            All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; and when receipt is acknowledged by the recipient's telecopier machine, if sent by telecopier.

            (c) Successors And Assigns. This Agreement shall be binding upon the Issuers, the Guarantors and their respective successors and assigns.

            (d) Counterparts. This Agreement may be executed in any number of counterparts (which may be delivered in original form or by telecopier) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (e) Definition of Terms. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

            (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            (h) Remedies. In the event of a breach by the Issuers and/or the Guarantors, on the one hand, or by any Holder, on the other hand, of any of their obligations under this Agreement, each Holder or the Issuers or the Guarantors, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages (other than the recovery of damages for a breach by the Issuers and/or the Guarantors of their obligations under Sections 1 or 2 hereof for which liquidated damages have been paid pursuant to Section 3 hereof), will be entitled to specific performance of its rights under this Agreement. The Issuers, the Guarantors and each Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

            (i) No Inconsistent Agreements. Each of the Issuers and each of the Guarantors represents, warrants and agrees that (i) it has not entered into, shall not, on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof, (ii) it has not previously entered into any agreement which remains in effect granting any registration rights with respect to any of its debt securities to any person and (iii) without limiting the generality of the foregoing, without the written consent of the Holders of a majority in aggregate principal amount of the then outstanding Transfer Restricted Securities, it shall not grant to any person the right to request it to register any of its debt securities under the Securities Act unless the rights so granted are not in conflict or inconsistent with the provisions of this Agreement.

            (j) No Piggyback on Registrations. Neither the Issuers, the Guarantors nor any of their security holders (other than the Holders of Transfer Restricted Securities in such capacity) shall have the right to include any debt securities of the Issuers and the Guarantors in any Shelf Registration or Registered Exchange Offer other than Transfer Restricted Securities; provided that this shall not prevent the Issuers from registering any other debt securities by a shelf registration statement or other registration statement.

            (k) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

      Please confirm that the foregoing correctly sets forth the agreement among the Issuers, the Guarantors and the Initial Purchasers.


                                       Very truly yours,

                                       USA NETWORKS, INC.

                                       By     /s/ Thomas J. Kuhn
                                         _________________________________
                                       Name:    Thomas J. Kuhn
                                       Title:   Senior Vice President and
                                                General Counsel


                                       USANi LLC

                                       By     /s/ Thomas J. Kuhn
                                         _________________________________
                                       Name:    Thomas J. Kuhn
                                       Title:   Senior Vice President and
                                                General Counsel


                                       NEW-U STUDIOS, INC.

                                       By     /s/ Thomas J. Kuhn
                                         _________________________________
                                       Name:    Thomas J. Kuhn
                                       Title:   Senior Vice President and
                                                General Counsel

                             STUDIOS USA TELEVISION LLC
                             STUDIOS USA FIRST RUN TELEVISION LLC
                             STUDIOS USA PICTURES LLC
                             STUDIOS USA TALK PRODUCTIONS LLC
                             STUDIOS USA TELEVISION TALK LLC
                             STUDIOS USA PICTURES DEVELOPMENT LLC
                             STUDIOS USA TELEVISION DISTRIBUTION LLC
                             NEW-U PICTURES FACILITIES LLC
                             STUDIOS USA TALK VIDEO LLC
                             STUDIOS USA DEVELOPMENT LLC
                             STUDIOS USA TALK VIDEO LLC


                             By     /s/ Thomas J. Kuhn
                               _________________________________

                             Name:    Thomas J. Kuhn
                             Title:   Assistant Secretary

                             USAi SUB, INC.

                             By     /s/ Thomas J. Kuhn
                               _________________________________

                             Name:    Thomas J. Kuhn
                             Title:   Vice President and Secretary


                             USA BROADCASTING, INC.
                             USA STATION GROUP, INC.
                             USA STATION GROUP OF HOUSTON, INC.
                             USA STATION GROUP OF DALLAS, INC.
                             USA STATION GROUP OF ILLINOIS, INC.
                             USA STATION GROUP OF MASSACHUSETTS, INC.
                             USA STATION GROUP OF NEW JERSEY, INC.
                             USA STATION GROUP OF OHIO, INC.
                             USA STATION GROUP OF VINELAND, INC.
                             USA STATION GROUP OF ATLANTA, INC.
                             USA STATION GROUP OF VIRGINIA, INC.
                             USA STATION GROUP OF SOUTHERN CALIFORNIA, INC. USA STATION GROUP OF TAMPA, INC.
                             USA STATION GROUP OF HOLLYWOOD FLORIDA, INC.
                             USA STATION GROUP OF NORTHERN CALIFORNIA, INC. SILVER KING INVESTMENT HOLDINGS, INC.
                             SILVER KING CAPITAL CORPORATION

                           TELEMATION, INC.
                           USA BROADCASTING PRODUCTIONS, INC.
                           USA STATION GROUP PARTNERSHIP OF DALLAS
                           USA STATION GROUP PARTNERSHIP OF HOUSTON
                           USA STATION GROUP PARTNERSHIP OF ILLINOIS
                           USA STATION GROUP PARTNERSHIP OF
                             MASSACHUSETTS
                           USA STATION GROUP PARTNERSHIP OF
                             NEW JERSEY
                           USA STATION GROUP PARTNERSHIP OF OHIO
                           USA STATION GROUP PARTNERSHIP OF VINELAND
                           SKMD BROADCASTING PARTNERSHIP
                           USA STATION GROUP PARTNERSHIP OF SOUTHERN
                             CALIFORNIA
                           USA STATION GROUP PARTNERSHIP OF TAMPA
                           USA STATION GROUP PARTNERSHIP OF
                             HOLLYWOOD, FLORIDA

                           By        /s/ Julius Genachowski
                             ______________________________________
                             Name:    Julius Genachowski
                             Title:   Vice President and Secretary


                           MIAMI, USA BROADCASTING PRODUCTIONS, INC.
                           MIAMI, USA BROADCASTING STATION PRODUCTIONS, INC.

                           By        /s/ Julius Genachowski
                             ______________________________________
                              Name:Julius Genachowski
                              Title:Vice President


                           SK HOLDINGS, INC.

                           By       /s/ H. Steven Holtzman
                             ______________________________________
                              Name:    H. Steven Holtzman
                              Title:   Secretary

                                HOME SHOPPING NETWORK, INC.
                                USANi  SUB LLC
                                HOME SHOPPING CLUP LP
                                NATIONAL CALL CENTER LP
                                INTERNET SHOPPING NETWORK LLC
                                HSN CAPITAL LLC
                                HSN FULFILLMENT LLC
                                HSN REALTY LLC
                                HSN OF NEVADA LLC
                                NEW-U STUDIOS HOLDINGS, INC.
                                HSN HOLDINGS, INC.
                                HSN GENERAL PARTNER LLC
                                USA NETWORKS PARTNER LLC
                                USA NETWORKS HOLDINGS, INC.

                                By       /s/ H. Steven Holtzman
                                  ______________________________________
                                   Name:    H. Steven Holtzman
                                   Title:   Assistant Secretary


                                USA NETWORKS (NEW YORK GENERAL PARTNERSHIP)
                                   By USANi Sub LLC, its General Partner

                                By       /s/ H. Steven Holtzman
                                  ______________________________________
                                   Name:    H. Steven Holtzman
                                   Title:   Assistant Secretary


                                STUDIOS USA LLC

                                By       /s/ Vance Van Petten
                                  ______________________________________
                                   Name:    Vance Van Petten
                                   Title:   Executive Vice President


                                TICKETMASTER GROUP, INC.
                                TICKETMASTER TICKETING CO., INC.
                                TICKETMASTER CORPORATION

                                By      /s/ Eugene L. Cobuzzi
                                  ______________________________________
                                   Name:    Eugene L. Cobuzzi
                                   Title:   Chief Operating Officer

                                                                              22
Accepted:

CHASE SECURITIES INC.


By /s/ John Judson
  ____________________________
        Authorized Signatory

BEAR, STEARNS & CO. INC.


By /s/ Fares D. Noujaim
  ____________________________
        Authorized Signatory


BNY CAPITAL MARKETS, INC.


By /s/ John M. Roy
  ____________________________
        Authorized Signatory


NATIONSBANC MONTGOMERY SECURITIES LLC


By /s/ Charles Drakos
  ____________________________
  Authorized Signatory

                                                                      SCHEDULE 1



                               List of Guarantors


Name                                      Jurisdiction          Address
Home Shopping Network, Inc.                 Delaware               *

USANi Sub LLC                               Delaware               *

USAi Sub, Inc.                              Delaware               *

Home Shopping Club, LP                      Delaware               *

National Call Center LP                     Delaware               *

Internet Shopping Network LLC               Delaware               *

HSN Capital LLC                             Delaware               *

HSN Fulfillment LLC                         Delaware               *

HSN Realty LLC                              Delaware               *

HSN of Nevada LLC                           Delaware               *

New-U Studios Holdings, Inc.                Delaware               *

HSN Holdings, Inc.                          Delaware               *

USA Networks Holdings, Inc.                 Delaware               *

New-U Studios, Inc.                         Delaware               *

HSN General Partner LLC                     Delaware               *

Studios USA LLC                             Delaware               *

USA Networks Partner LLC                    Delaware               *

USA Networks (New York                      New York               *
  General Partnership)

Studios USA Television LLC                  Delaware               *

Studios USA First Run Television LLC        Delaware               *

Studios USA Pictures LLC                    Delaware               *

Studios USA Development LLC                 Delaware               *

Studios USA Talk Productions, LLC           Delaware               *

Studios USA Television Talk LLC             Delaware               *

Studios USA Pictures Development LLC        Delaware               *

Studios USA Television Distribution LLC     Delaware               *

Studios USA Talk Video LLC                  Delaware               *

New-U Pictures Facilities LLC               Delaware               *

SK Holdings, Inc.                           Delaware               *

USA Broadcasting, Inc.                      Delaware               *

USA Station Group of Houston, Inc.          Delaware               *

Silver King Capital Corporation, Inc.       Delaware               *

USA Station Group of Dallas, Inc.           Delaware               *

USA Station Group of Illinois, Inc.         Delaware               *

USA Station Group of Massachusetts,         Delaware               *
    Inc.

USA Station Group of New Jersey, Inc        Delaware               *

USA Station Group of Ohio, Inc.             Delaware               *

USA Station Group of Vineland, Inc.         Delaware               *

USA Station Group of Atlanta, Inc.          Delaware               *

USA Station Group of                        Delaware               *
    Southern California, Inc.

USA Station Group of Virginia, Inc.         Delaware               *

USA Station Group of Tampa, Inc.            Delaware               *

USA Station Group of                        Delaware               *
    Hollywood, Florida, Inc.

Telemation, Inc.                            Delaware               *

USA Station Group of Northern               Delaware               *
    California, Inc.

USA Station Group, Inc.                     Delaware               *

USA Broadcasting Productions, Inc.          Delaware               *

Miami, USA Broadcasting Productions,        Florida                *
    Inc.

Miami, USA Broadcasting                     Florida                *
    Station Productions, Inc.

Silver King Investment Holdings, Inc.       Delaware               *

SKC Investments, Inc.                       Delaware               *

Partnership of Dallas                   Delaware General           *
                                          Partnership

USA Station Group Partnership of        Delaware General           *
  Houston                                 Partnership

USA Station Group Partnership of            Delaware               *
  Illinois                                  General
                                          Partnership

USA Station Group Partnership               Delaware               *
  of Massachusetts                          General
                                          Partnership

USA Station Group Partnership of            Delaware               *
  New Jersey                                General
                                          Partnership

USA Station Group Partnership of Ohio       Delaware               *
                                            General
                                          Partnership

USA Station Group Partnership of            Delaware               *
  Vineland                                  General
                                          Partnership

SKMD Broadcasting Partnership               Delaware               *
                                            General
                                          Partnership

USA Station Group Partnership               Delaware               *
  of Southern California                    General
                                          Partnership

USA Station Group Partnership of Tampa      Delaware               *
                                            General
                                          Partnership

USA Station Group Partnership               Delaware               *
  of Hollywood, Florida                     General
                                          Partnership

Ticketmaster Group, Inc.                    Illinois               *

Ticketmaster Corporation                    Illinois               *

Ticketmaster Ticketing Co., Inc.            Delaware               *

   *The address for every entity is:

   c/o USA Networks, Inc.
   Carnegie Hill Tower
   152 West 57th Street
   New York, NY 10019

                                                                         ANNEX A


      Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Issuers have agreed that, for a period of 90 days after the consummation of the Registered Exchange Offer, it will make this Prospectus available to any broker-dealer for use in connection with any such resale.
See "Plan of Distribution."

                                                                         ANNEX B



      Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                                                         ANNEX C

                              PLAN OF DISTRIBUTION


     Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. The Issuers and the Guarantors have agreed that, for a period of 90 days after the consummation of the Registered Exchange Offer, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until _______________, 1999, all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.(1)


     Neither the Issuers nor the Guarantors will receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer

--------
(1) In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page of the Registered Exchange Offer prospectus.

will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

      For a period of 90 days after the Expiration Date the Issuers and the Guarantors will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Issuers and the Guarantors have agreed to pay all expenses incident to the Registered Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any broker-dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

                                                                         ANNEX D



   - CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

      Name:
      Address:




If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

   ANNEX E



Chase Securities, Inc.
1 Chase Manhattan Plaza, 26th Floor
New York, New York 10081
Attention:  Legal Department

Bear Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167
Attention:  Legal Department

The Bank of New York
Legal Department, 15th floor
One Wall Street
New York, New York 10286
Attention:  Legal Department

Nationsbanc Montgomery Securities LLC
NC1-007-20-01
NationsBank Corporate Center
100 North Tyron Street
Charlotte, NC 28255
Attention:  Legal Department
            Keith DeLeon